EXHIBIT 10.1

EXECUTION COPY

FOURTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

This FOURTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of November 23, 2020, is entered into by and among the following parties:

(i)	BRIGHTVIEW LANDSCAPES, LLC, as Servicer (in such capacity, the “Servicer”) and a Remaining Originator (as defined below);
(ii)	METHENY COMMERCIAL LAWN MAINTENANCE, INC., as an Originator (the “Exiting Originator”);
(iii)	THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO, as Remaining Originators (collectively, the “Remaining Originators” and each, a “Remaining Originator”); and
(iv)	BRIGHTVIEW FUNDING LLC, as Buyer (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.

BACKGROUND

A.The parties hereto are parties to the Purchase and Sale Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Purchase and Sale Agreement and Omnibus Amendment to the Subordinated Notes, dated as of February 15, 2018, the Second Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, and the Third Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

B.The Exiting Originator desires to no longer be party to the Agreement as an Originator thereunder effective as of the date hereof.

C.The parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

Fourth Amendment to Purchase and Sale Agreement (BrightView)

SECTION 1.Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)Schedule I of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.

(b)Schedule II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.

(c)Schedule III of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.

SECTION 2.Release of Exiting Originator.  The parties hereto hereby agree that upon the effectiveness of this Amendment, the Exiting Originator shall no longer (a) be a party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document) and (b) sell any Receivables or Related Rights to the Buyer pursuant to the Agreement or otherwise.

SECTION 3.Delegation and Assumption of Exiting Originator’s Obligations.  Effective immediately prior to the removal of the Exiting Originator as a party to the Agreement pursuant to Section 2 above, the Exiting Originator hereby delegates to the Remaining Originators, and the Remaining Originators, jointly and severally, hereby assume all of the Exiting Originator’s duties, obligations and liabilities, to the extent if any, under the Agreement and each of the other Transaction Documents.

SECTION 4.Cancellation of Subordinated Notes.  The Exiting Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to the Exiting Originator (the “Exiting Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred the Exiting Originator Note or any interest therein.  The Exiting Originator acknowledges and agrees that all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under the Exiting Originator Note have been finally and fully paid and performed on or prior to the date hereof.  The Exiting Originator Note is hereby cancelled and shall have no further force or effect.

SECTION 5.Representations and Warranties of the Originators and Servicer.  The Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Agreement and each of the other Transaction Documents it which it is a party are true and correct as of the date hereof.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are

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(assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)No Event of Default; No Purchase and Sale Termination Event.  No Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

(d)Confirmation regarding the Receivables of the Exiting Originator.  None of the Receivables originated by the Exiting Originator have an Outstanding Balance.

SECTION 6.Effect of Amendment; Ratification.  All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 7.Effectiveness.  This Amendment shall become effective, as of the date hereof, upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.

SECTION 8.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 10.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may

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be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 12.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 13.Reaffirmation.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall  remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BRIGHTVIEW FUNDING LLC, a Delaware limited liability company, as Buyer

By:_/s/ Katriona Knaus_______________________

Name: Katriona Knaus

Title:  Treasurer

BRIGHTVIEW LANDSCAPES, LLC, a Delaware limited liability company, as Servicer and a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Treasurer

Brightview Chargers, Inc., a Delaware corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

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Purchase and Sale Agreement (BrightView)

Brightview Enterprise Solutions, LLC, a Florida limited liability company, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Services, Inc., an Arizona corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Services, Inc., a California corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Services, Inc., a Colorado corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

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Purchase and Sale Agreement (BrightView)

Brightview Landscape Services, Inc., a Florida corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Services, INC., a Georgia corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Services, Inc., a Nevada corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Services, Inc., a Texas corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Fourth Amendment to

Purchase and Sale Agreement (BrightView)

Brightview Landscape Development, Inc., an Arizona corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Landscape Development, Inc., a California corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Treasurer

Brightview Landscape Development, Inc., a Colorado corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Golf Maintenance, Inc., a California corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

Brightview Tree Care Services, Inc., a California corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

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Western Landscape Construction, a Nevada corporation, as a Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

U. S. Lawns, Inc., a Florida corporation, as an Remaining Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

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Purchase and Sale Agreement (BrightView)

MethEny Commercial Lawn Maintenance, Inc., a Texas corporation, as Exiting Originator

By: _/s/ Katriona Knaus______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

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ACKNOWLEDGED AND AGREED TO BY:

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:_/s/ Christopher Blaney_____________________

Name: Christopher Blaney

Title:  Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: _/s/ Christopher Blaney_____________________

Name: Christopher Blaney

Title:  Senior Vice President

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ACKNOWLEDGED AND AGREED TO BY:

BRIGHTVIEW ACQUISITION HOLDINGS, INC.,
as the Performance Guarantor

By: _/s/ Katriona Knaus_______________________

Name: Katriona Knaus

Title:  Assistant Treasurer

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Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
BrightView Landscapes, LLC	Delaware
BrightView Chargers, Inc.	Delaware
BrightView Enterprise Solutions, LLC	Florida
BrightView Landscape Services, Inc.	Arizona
BrightView Landscape Services, Inc.	California
BrightView Landscape Services, Inc.	Colorado
BrightView Landscape Services, Inc.	Florida
BrightView Landscape Services, Inc.	Georgia
BrightView Landscape Services, Inc.	Nevada
BrightView Landscape Services, Inc.	Texas
BrightView Landscape Development, Inc.	Arizona
BrightView Landscape Development, Inc.	California
BrightView Landscape Development, Inc.	Colorado
BrightView Golf Maintenance, Inc.	California
BrightView Tree Care Services, Inc.	California
western Landscape Construction	Nevada
U. S. Lawns, Inc.	Florida

Schedule I-1Fourth Amendment to

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Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
BrightView Landscapes, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Chargers, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Enterprise Solutions, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Golf Maintenance, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Tree Care Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
western Landscape Construction	980 Jolly Road Blue Bell, Pennsylvania 19422
U. S. Lawns, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422

Schedule II-1Fourth Amendment to

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Schedule III

TRADE NAMES

BrightView Landscapes, LLC •BrightView
BrightView Chargers, Inc. •BrightView
BrightView Enterprise Solutions, LLC •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Services, Inc. •BrightView
BrightView Landscape Development, Inc. •BrightView
BrightView Landscape Development, Inc. •BrightView
BrightView Landscape Development, Inc. •BrightView
BrightView Golf Maintenance, Inc. •BrightView
BrightView Tree Care Services, Inc. •BrightView
Western Landscape Construction •BrightView
U. S. Lawns, Inc. •BrightView

Schedule III-1Fourth Amendment to

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